SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Ellington Income Opportunities Fund
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ELLINGTON INCOME OPPORTUNITIES FUND

8500 Normandale Lake Blvd., Suite 1900
Minneapolis, MN 55437
(855) 897-5390

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 18, 2026

Dear Shareholders:

The Board of Trustees of Ellington Income Opportunities Fund, a closed-end management investment company operated as an interval fund and organized as a Delaware statutory trust (the “Fund”), has called a special meeting of the shareholders to be held at the offices of Princeton Fund Advisors, LLC, 8500 Normandale Drive, Suite 1900, Minneapolis, MN  55437 on February 18, 2026 at 10:30 a.m., Central Time, for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Fund and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.

2.
To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Ellington Global Asset Management LLC, the current sub-adviser to the Fund. No fee increase is proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 15, 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on February 18, 2026.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement and proposed sub-advisory agreement) and Proxy Voting Ballot are available at vote.proxyonline.com/ellington/docs

By Order of the Board of Trustees

/s/ John L. Sabre

John L. Sabre
President
January 23, 2026

YOUR VOTE IS IMPORTANT
To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

ELLINGTON INCOME OPPORTUNITIES FUND

with its principal offices at
8500 Normandale Lake Blvd., Suite 1900
Minneapolis, MN 55437
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 18, 2026

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Ellington Income Opportunities Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Princeton Fund Advisors LLC, 8500 Normandale Drive, Suite 1900, Minneapolis, MN  55437 on February 18, 2026 at 10:30 a.m., Central Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about January 28, 2026.

The Meeting has been called by the Board for the following purposes:

1.
To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund.  No fee increase is proposed.

2.
To approve a new investment Sub-Advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Ellington Global Asset Management LLC, the current sub-adviser to the Fund. No fee increase is proposed.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 15, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55347 or by calling 1-855-897-5390.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
THE FUND AND PRINCETON FUND ADVISORS, LLC

Background and Information

The primary purpose of this proposal is to enable Princeton Fund Advisors, LLC (“Princeton”) to continue to serve as the investment adviser to the Fund.  Princeton currently serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund, on behalf of the Fund (the “Current Advisory Agreement”).

Princeton is a limited liability company that is governed by a Board of Managers. Currently Princeton’s Board of Managers is composed of one Manager:  Greg Anderson.  All management decisions of Princeton are controlled by Mr. Anderson.  Under Princeton’s organizational documents, the ability to make management and policy decisions relating to Princeton’s business is solely entrusted to its Board of Managers, and the Board of Managers, not shareholders, solely has the ability to add Managers. Shareholders of Princeton do not have the ability to vote for Managers or other corporate actions.  Mr. Anderson would like to name four additional individuals to Princeton’s Board of Managers.  These individuals include Jim Dickson,  John L. Sabre and Bradford Smithy.  The addition of four Managers to Princeton’s Board of Managers (the “Restructuring”) may be deemed to constitute a change in control of Princeton and therefore an “assignment” of the Current Advisory Agreement for purposes of the Investment Company Act of 1940 (the “1940 Act”).  The 1940 Act further states that an assignment of an investment advisory agreement causes the automatic termination of the investment advisory agreement.  As a result, the Current Advisory Agreement will automatically terminate by its terms as required by the 1940 Act when the Restructuring occurs.

At a meeting on August 28, 2025 (the “Board Meeting”), the Board approved a new investment advisory agreement with Princeton for the Fund (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Advisory Agreement with Princeton.

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. There will be no changes to the Fund’s investment objectives, principal strategies or risks, and no changes to the current investment sub-advisory fees or arrangements, as a result of the New Advisory Agreement.  The only differences between the agreements are the dates of the agreements, the individual signing on Princeton’s behalf, and Princeton’s address.

Information about Princeton

Princeton, located at 1580 Lincoln St., Suite 680 Denver, CO 80203, serves as investment adviser to the Fund. Subject to the oversight of the Board, Princeton is responsible for management of the Fund’s investment portfolio through the Fund’s sub-adviser. Princeton is responsible for selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, Princeton is responsible for conducting initial and ongoing independent evaluation of the sub-adviser. Princeton was established in 2011 for the purpose of advising individuals and institutions. As of December 31, 2025, Princeton had approximately $781.8 million in assets under management. Greg D. Anderson is responsible for Princeton’s oversight role with respect to the Fund.

The Advisory Agreement

Under the terms of the Current Advisory Agreement, as amended, Princeton is entitled to receive an annual fee from the Fund equal to 1.85% of the Fund’s average daily net assets. For such compensation, Princeton, at its expense, continuously furnishes an investment program for the Fund by selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions, and such policies as the Trustees may determine.  The Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Fund, prior to it being amended, at a meeting held on October 10, 2018.  The Current Advisory Agreement was approved by the Fund’s initial shareholder on October 31, 2018 prior to the Fund’s commencement of operations.

Subject to shareholder approval and completion of the Restructuring, the Fund will enter into the New Advisory Agreement, on behalf of the Fund, with Princeton.  The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. The dates of its execution, effectiveness, and termination are changed. If the New Advisory Agreement with Princeton is not approved by the shareholders of the Fund or the other mutual funds managed by Princeton, the Board and Princeton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Princeton given to the Fund.  In the event Princeton ceases to manage the Fund, the right of that Fund to use the identifying name of “Princeton” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that Princeton shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Princeton

Princeton is a limited liability company organized under the laws of the State of Delaware and located at 1580 Lincoln Street, Suite 680 Denver, CO 80203.  The names, titles, addresses, and principal occupations of the current principal executive officer and each Manager of Princeton are set forth below:

Name and Address*:	Title:
Greg D. Anderson	President and Manager
* The officer’s address is in care of Princeton, 1580 Lincoln Street, Suite 680 Denver, CO 80203.

For the fiscal year ended December 31, 2024, under the Current Advisory Agreement and subject to an expense limitation agreement between Princeton and the Trust, the Fund incurred $553,476 in management fees.

Evaluation by the Board

At the Board Meeting, the Board deliberated whether to approve the New Advisory Agreement with Princeton.  The Board relied upon the advice of independent legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The Board’s conclusions were based on an evaluation of all of the information provided, including that the fees and the scope of services under the New Advisory Agreement will remain the same as those of the Current Advisory Agreement, and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.  The following summarizes the Board’s review process and the information on which its conclusions were based:

The Board considered the nature, extent, and quality of the services provided by Princeton. The Board reviewed information regarding Princeton’s organizational structure and the proposed changes to its Board of Managers.  The Board reviewed the backgrounds of the key personnel serving the Fund, and observed that they had deep and extensive asset management and compliance expertise.  The Board observed that Princeton had engaged a new senior compliance officer with over 20 years of experience in regulatory compliance, risk management, and operations within the financial services industry and was well-versed in derivatives risk management.  The Board discussed Princeton’s oversight role of the sub-adviser, noting how Princeton regularly communicated with the sub-adviser and continuously reviewed the Fund’s holdings for compliance with investment limitations and legal requirements. The Board highlighted that Princeton reviewed underlying fund investments both with, and independent of, the sub-adviser.  The Board noted that Princeton reported no material litigation or administrative matters involving Princeton or any affiliate and observed that Princeton had an adequate business continuity plan.  The Board concluded that Princeton could be expected to continue providing consistent services to the Fund.

The Board considered the performance of the Fund, noting that the Fund outperformed the peer group over the one-year period, and outperformed the benchmark over of the five-year and since inception periods.  The Board noted that Princeton expressed continued confidence in the sub-adviser’s ability to navigate credit cycles.  The Board’s determined that the Fund’s performance was satisfactory.

The Board remarked that the Fund’s management fee of 1.85% was tied with the high of the peer group.  The Board considered Princeton’s explanation that the Fund’s investment strategy required significant operational resources and investment in research, analytics and information infrastructure.  The Board noted that Princeton agreed to limit expenses and noted that the expense ratio was well below the average of the peer group. The Board determined that the advisory fee was not unreasonable.

The Board considered Princeton’s net profits from its relationship with the Fund. The Board discussed information provided by Princeton indicating that Princeton had not realized a profit from its relationship with the Fund over the past year. The Board concluded therefore that excessive profitability was not an issue for Princeton at this time.

The Board considered whether economies of scale had been realized in connection with Princeton’s advisory services provided to the Fund. The Board noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable, and agreed to continue monitoring the Fund’s asset levels and to revisit the matter as the Fund continued to grow.

Having requested and received such information from Princeton as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

As a result of their considerations, the Board determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the trustees who are not “interested persons” as that term is used in the 1940 Act, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN PRINCETON FUND ADVISORS, LLC AND ELLINGTON GLOBAL ASSET MANAGEMENT LLC.

The primary purpose of this proposal is to enable Ellington Global Asset Management LLC (“Ellington”) to continue to serve as the investment sub-adviser to the Fund.  Ellington has served as the Fund’s investment sub-adviser since the Fund commenced operations pursuant to an investment sub-advisory agreement between Ellington and Princeton (the “Current Sub-Advisory Agreement”).

As a result of the termination of the Fund’s Current Advisory Agreement as discussed in the previous section entitled Proposal I, the Current Sub-Advisory Agreement will also terminate by its own terms.

At the Board Meeting, the Board approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Sub-Advisory Agreement.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement. The dates of its execution, effectiveness, and termination are the only items changed.

Information about Sub-Adviser

Ellington, located at 53 Forest Avenue, 3rd Floor, Old Greenwich, CT  06870, is a Delaware limited liability company and serves as the sub-adviser to the Fund. Ellington is a subdivision of Ellington Management Group, LLC. Ellington was formed in 2006 for the purpose of providing investment management services to pooled investment vehicles and institutional managed accounts. As of November 30, 2025, Ellington had approximately $18.9 billion in assets under management and an estimated $20 billion in assets under management as of December 31, 2025.

The Sub-Advisory Agreements

The New Sub-Advisory Agreement and Current Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) provide that Ellington will regularly provide investment research, advice, management and supervision, shall continuously furnish an investment program for the Fund and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Board may determine. As compensation for these services, under the Sub-Advisory Agreement, Ellington is entitled to receive, on a monthly basis, 60% of the “net advisory fee’ received by Princeton in its role as investment adviser to the Fund. The “Net Advisory Fee” is the amount of the Advisory Fee minus (i) any fee waiver, and (ii) any other expenses agreed to by the parties.

The effective date of the New Sub-Advisory Agreement for the Fund will be the date of the Restructuring. The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  The New Sub-Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Sub-Advisory Agreement may be terminated upon 60 days’ notice by either party.  In the event Ellington ceases to manage the Fund, the right of the Fund to use the identifying name of “Ellington” may be withdrawn.

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that Ellington shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement is attached as Appendix B.  You should read the New Sub-Advisory Agreement.  The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Ellington

Ellington is a limited liability company organized under the laws of the State of Delaware and located at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.  The names, addresses and titles of the current principal executive officer and each director of Ellington are set forth below:

Name and Address*:	Title:
Michael W. Vranos	Chief Executive Officer
John D. Geanakoplos	Managing Director
Daniel R. Margolis	General Counsel
Patrick B. Maloney	Chief Compliance Officer and Associate General Counsel
Laurence E. Penn	Vice-Chairman
Mark I. Tecotzky	Vice-Chairman
Andrew Vranos	Managing Director
* Each officer address is in care of Ellington, 53 Forest Avenue, Suite 301, Old Greenwich, CT  06870.

Evaluation by the Board

At the Board Meeting, the Board deliberated whether to approve the New Sub-Advisory Agreement between Princeton and Ellington.  The Board relied upon the advice of independent counsel, and its own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor.  The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.  The following summarizes the Board’s review process and the information on which its conclusions were based:

The Board considered the nature, extent, and quality of the services provided by Ellington and reviewed Ellington’s presentation of its analytical investment process, broad-based deal flow, extensive relationships in the financial community, financial and capital structuring skills, investment surveillance database, and operational expertise in managing the Fund’s assets.  The Board considered Ellington’s robust investment selection process. The Board discussed the backgrounds of the personnel providing services to the Fund, and observed their considerable asset management, operational and compliance experience.  The Board acknowledged that Ellington invested substantial resources in developing its own proprietary computer systems and its front and back-office portfolio management system.  The Board reviewed the key risks associated with the Fund’s strategy and discussed how Ellington managed those risks.  The Board considered how Ellington monitored compliance with the Fund’s investment limitations. The Board discussed Ellington’s robust counterparty selection process and how Ellington allocated investment opportunities among clients to achieve a fair and equitable treatment of participating funds and accounts over time.  The Board commented that Ellington reported no material compliance issues in the past year.  The Board discussed how there were no significant changes in  Ellington’s business activities or ownership in the past year.  The Board recognized that Ellington had robust business continuity and disaster recovery procedures.

The Board considered the performance of the Fund, noting that the Fund underperformed its benchmark over the one-year period, but outperformed the benchmark over the five-year and since inception periods.  The Board acknowledged that Ellington attributed the underperformance in the one-year period to the impacts of duration in the third quarter of 2024.  The Board stated that Ellington reported that the Fund had exhibited outperformance from the fourth quarter of 2024 onward, particularly during periods of tariff-related market volatility.  The Board’s determined that the Fund’s performance was satisfactory.

The Board recalled that Ellington received a portion of the overall management fee from the Adviser rather than from the Fund.  The Board reviewed that the sub-advisory fee was 60% of the net management fee.  The Board discussed Ellington’s representation that all sub-advisory fees had been waived for the past year.  The Board concluded that the sub-advisory fee was not unreasonable.

The Board considered Ellington’s net profits from its relationship with the Fund. The Board discussed information provided by Ellington indicating that Ellington had not realized a profit from its relationship with the Fund over the past year.  The Board concluded, therefore, that excessive profitability was not an issue for Ellington at this time.

The Board considered whether economies of scale had been realized in connection with the services provided to the Fund. The Board determined that economies of scale was a Fund level issue and should be considered with respect to the Fund’s overall management fee.

Having requested and received such information from the Ellington as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

As a result of their considerations, the Board determined that the proposed New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the trustees who are not “interested persons” as that term is defined in the 1940 Act, unanimously approved the New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on August 16, 2018. The Fund’s principal executive offices are located at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN  55437.  The Board supervises the business activities of the Fund.  Like other registered investment companies, the Fund retains various organizations to perform specialized services.  The Fund currently retains Princeton as Fund manager and investment adviser and Ellington serves as a sub-adviser to the Fund. Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, ,ME  041010, serves as principal underwriter and distributor of the Fund.  U.S. Bank Global Fund Services, LLC, located at 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH  45246, provides the Fund with the services of a chief compliance officer and supporting compliance services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and for approval of the proposed New Sub-Advisory Agreement, and, at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Fund revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 4,390,419 of shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Fund, except as listed below, there were no Trustees or officers of the Fund or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund on the Record Date are listed in the following table.

Control Person and Principal Shareholder Name and Address	Percentage of Share Class Owned
National Financial Services LLC, 499 Washington Blvd., 4th Fl.,
Jersey City, NJ 07310-1995 (Class M)

LPL Financial LLC, 1055 LPL Way, Fort Mill, SC 29715-8101

Haidi W Huang & Morris M Chen TR, Haidi W Huang Retirement Trust, U/A 01/01/2011, 18605 E Gale Ave STE 220, City of Industry, CA 91748-1361 (Class A)
91.08% 6.90% 100.00%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Board and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Board and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required.  Any shareholder proposal should be sent to John L. Sabre, President, Ellington Income Opportunities Fund, 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN  55437.

COST OF SOLICITATION

The Board is making this solicitation of proxies.  The Fund has engaged EQ, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $10,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Princeton.  In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Princeton will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Fund and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you.  You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Fund at (855) 897-5390, or write the Fund at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN  55437.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on February 18, 2026

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement and proposed sub-advisory agreement), and Proxy Card are available at vote.proxyonline.com/ellington/docs.

BY ORDER OF THE BOARD OF TRUSTEES

John L. Sabre, President

Dated January 23, 2026

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

MANAGEMENT AGREEMENT

TO:        Princeton Fund Advisors, LLC (“you” or the “Adviser”)
8500 Normandale Lake Blvd., Suite 1900
Minneapolis, MN  55437

Dear Sirs:

The Ellington Income Opportunities Fund (the "Fund" or the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company under the laws of the State of Delaware.  The Trust expects to offer multiple classes of shares to investors (subject to the receipt of appropriate exemptive relief from the Securities and Exchange Commission (“SEC”)).

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and desires to retain you as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and you are willing to furnish these services.

You have been selected to act as the sole investment manager for, and to manage all of the assets of, the Fund, whether held directly or through one or more of the Fund’s wholly-owned subsidiaries (the formation of which is subject to the approval of the Fund) (the “Assets”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  You further represent and warrant that you are an investment adviser registered under the Investment Advisers Act of 1940, as amended.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

(a) Subject to the supervision of the Board of Trustees of the Trust (the “Board”), you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.  In furtherance of and subject to the foregoing, you will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)
to do any and all acts and exercise all rights with respect to the Fund’s interest in any person, firm, corporation, partnership, subsidiary or other entity, including, without limitation, exercise options, conversion privileges, rights to subscribe to additional shares or other rights acquired with respect to the Assets and may, but is not required to, consent to or participate in dissolutions, bankruptcies, claims in settled class actions, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers or other changes affecting the Assets (as described in the Fund’s confidential offering memorandum as currently used for prospective investors in private placement investments in the Fund (the “Memorandum”) and currently effective prospectus and statement of additional information filed with the SEC on Form N-2 (collectively with the Memorandum, the “Offering Documents”))

(3)	take all actions on behalf of any subsidiary of the Fund as the Adviser is authorized to take on behalf of the Fund pursuant to this Agreement;

(4)
enter into on behalf of the Fund and its subsidiaries such bank account, trading account or other account opening documents, trading agreements and arrangements as, in the case of each of (3) - (4) the Adviser shall determine in its sole discretion is appropriate to facilitate the Fund’s trading and investing activities;

(5)
to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund’s investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the shareholders of the Fund (“Shareholders”) with respect to repurchases of Shares in the Fund, and the payment of Fund expenses;

(6)	to call and conduct meetings of Shareholders at the Fund’s principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(7)
to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(8)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(9)
if directed by the Board, to arrange for the purchase of (A) one or more “key man” insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(10)
to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any Shareholders or person.

(b) You agree to provide certain management and administrative services to the Fund.  These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)	the handling of Shareholder inquiries regarding the Fund and providing Shareholders with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Shareholders and the Fund;

(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Shareholders;

(6)	maintaining and updating Investor information, such as change of address and employment;

(7)	any subscription applications or documentation (as defined in the Offering Documents) and confirming the receipt of such applications and funds;

(8)	issuing instruments certifying Investor ownership in the Fund;

(9)	coordinating and organizing meetings of the Board;

(10)	preparing materials and reports for use in connection with meetings of the Board;

(11)	preparing and filing any required tax or information returns; and

(12)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding your appointment to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

(c) You shall provide at least thirty (30) days prior written notice to the Trust of any change in the ownership or management of Princeton Fund Advisors, LLC, or any event or action that may constitute a change in control.  You shall also provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) as required under interpretations of the 1940 Act by the SEC or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3. ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.  You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and registration of the Fund and its shares; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; payment for portfolio pricing services to a pricing agent, if any; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay; and all other operating expenses not specifically assumed by you.  The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short)  purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying Assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of any sub-adviser); freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom); fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

The Fund shall reimburse the Adviser and any sub-adviser for any expenses of the Fund as may be reasonably incurred by the Adviser or any sub-adviser on behalf of the Fund.  Without limiting the generality of the foregoing sentence, the Fund’s allocated portion of the following expenses incurred by the Adviser or a sub-adviser in connection with the services provided to the Fund pursuant to this Agreement shall be considered Fund expenses for purposes of the foregoing sentence: (i) investment and investment-related expenses paid to third parties in connection with identifying, sourcing, evaluating, valuing, structuring (including, without limitation, tax and legal structuring) researching, conducting diligence on, monitoring, servicing, maintaining, acquiring, disposing of, or restricting investments (and potential investments), which shall include investment-related litigation expenses, investment-related travel expenses, the allocated portion of the expense of internal legal counsel of the Adviser or a sub-adviser, and research and research-related expenses, including the allocated costs of financial and research databases, market, news and other data services (such as Bloomberg), surveys, licenses, subscriptions and publications and (ii) any legal or other expenses paid to third parties by the Adviser or a sub-adviser in connection with the foregoing, or in connection with the organization of the Fund. The Adviser and any sub-adviser shall keep and supply to the Trust reasonable records of all such expenses.  For purposes of the foregoing rights to expense reimbursement by the Fund, any sub-adviser to which you have delegated any or all of your responsibilities, rights or duties pursuant to Section 2 hereof shall be a third party beneficiary of such expense reimbursement obligations.

In addition to the foregoing, you may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4. COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, on the last business day of each month, the Fund will pay you an amount equal to 185 basis points per annum of the Fund’s average daily net assets for such month (the “Management Fee”). The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. For purposes of determining the Management Fee payable to the Adviser for any month, net asset value is calculated as described below.  Your fee will be prorated for any period of less than a month based on the number of days in such period.

The net asset value of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account, as needed, with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6. PROXY VOTING

You will vote or elect not to vote (as permitted by your proxy voting policy) all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy established in compliance with current applicable rules and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust.  The authority in this Section 6 may be delegated to a sub-adviser consistent with Section 2 hereof subject to compliance with the conditions in this Section 6.

7. CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8. SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name "Ellington Income Opportunities Fund" or any variation thereof belong or are licensed to you, and that the Trust is being granted a limited non-exclusive sub-license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Ellington Income Opportunities Fund" shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name "Ellington Income Opportunities Fund" in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9. LIMITATION OF LIABILITY OF MANAGER AND INDEMNIFICATION

(a) You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your affiliates, directors, officers, employees, shareholders, members, partners, managers and agents (“Affiliates”) and each person, if any, who within the meaning of the Securities Act of 1933, as amended, controls you (“Controlling Persons”), of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

(b) Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

(c) The Adviser shall indemnify the Trust from any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Trust may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Trust shall indemnify the Adviser and any sub-adviser to which you have delegated any or all of your responsibilities, rights or duties pursuant to Section 2 hereof and their respective Affiliates and Controlling Persons for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Adviser or any sub-adviser to which you have delegated any or all of your responsibilities, rights or duties pursuant to Section 2 hereof  and their respective Affiliates and Controlling Persons may sustain as a result of the Trust’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Trust shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.  For purposes of the foregoing, any sub-adviser to which you have delegated any or all of your responsibilities, rights or duties pursuant to Section 2 hereof shall be a third party beneficiary of the Trust’s indemnification obligation referred to in this paragraph (c) and the indemnification rights of any sub-adviser provided for hereunder shall not be amended, waived, modified or in any way altered without the prior written consent of such sub-adviser.

(d) The Adviser shall not be liable to the Trust for acts of the Adviser which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to any records maintained by the Trust, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

The Trust shall not be liable to the Adviser for acts of the Trust which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

10. INSURANCE COVERAGE

At all times during the term of this Agreement, upon request, you will provide the Trust with proof of any errors and omission coverage carried by Princeton Fund Advisors, LLC.

11. DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall become effective on the date the Fund commences investment operations, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.  Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date the Fund commences investment operations.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

12. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

13. LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "Ellington Income Opportunities Fund" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.

14. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the 1940 Act.

16. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Delaware.

(b) For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55437.

18. CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

[Signature page follows]

Yours very truly,

Ellington Income Opportunities Fund	ACCEPTANCE: Princeton Fund Advisors, LLC
By: ___________________________	By: ___________________________
John L. Sabre	Michael J. Sabre
Trustee and President	Chief Operating Officer
Date:	Date:

Appendix B

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (this “Agreement”) is made and entered into as of _________, 2026, by and between Princeton Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company, located at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN  55437 and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Ellington Global Asset Management, LLC (the “Subadviser”), a Delaware limited liability company located at 53 Forest Avenue, Suite 301, Old Greenwich, CT  06870 and also registered under the Advisers Act, with respect to Ellington Income Opportunities Fund, a Delaware statutory trust (the “Fund” or the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, closed-end investment management company which operates as an interval fund;

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to a Management Agreement with the Trust dated as of [______], 2026 set forth as Exhibit A hereto (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets as the Fund’s sole subadviser, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as the Fund’s sole investment subadviser for and to manage all of the assets of the Fund, whether held directly or through one or more of the Fund’s wholly-owned subsidiaries (the formation of which is subject to the approval of the Fund) (the “Assets”) during the term of this Agreement, subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser (where such supervision includes, without limitation, the Adviser’s ability to override (by providing notice in writing to the Subadviser) the Subadviser’s acquisition of Assets for the Fund if the Adviser believes an investment or allocation is not consistent with the Fund’s investment guidelines as set forth in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)) and subject to the terms of this Agreement, and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be solely responsible for the investment management of the Assets, subject to the oversight described in the preceding sentence.  It is recognized that, subject to the restrictions in Section 7 hereof, the Subadviser and certain of its affiliates may act as investment adviser to other investment funds and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments.  During the term of this Agreement, the Subadviser is hereby authorized and directed and hereby agrees to manage and monitor on a continuous basis the investment portfolio and performance of the Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and SAI as currently in effect and, as soon as reasonably practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time, and subject to the supervision of the Adviser and the Trust’s Board of Trustees.  Notwithstanding anything contained in this Agreement to the contrary, the Subadviser agrees to use commercially reasonable efforts to provide the Adviser or the Fund, as applicable, with such assistance or information as may be reasonably requested in accordance with the terms of this Agreement only in the event that each such request is reasonable both individually and in the aggregate.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its assets available or to become available for investment, and generally as to the condition of the Fund’s affairs.  In the event Adviser determines the Fund’s investment portfolio is not in conformity with the Fund’s investment guidelines or any regulatory/tax requirements of the Fund, Adviser shall promptly notify Subadviser of the breach and Subadviser shall promptly make any changes required to the investment portfolio to bring the Fund’s investment portfolio back within the investment guidelines or regulatory/tax requirements of the Fund.  In the event Subadviser does not make the changes in a timely manner, Adviser shall have the authority to make the changes necessary to the Fund’s investment portfolio to bring the investment portfolio back to compliance with the Fund’s investment guidelines or regulatory/tax requirements.

Other Authorities.  During the term of this Agreement, the Subadviser is hereby authorized to (i) take all actions on behalf of any subsidiary of the Fund as the Subadviser is authorized to take on behalf of the Fund pursuant to this Agreement, and (ii) enter into on behalf of the Fund and its subsidiaries such bank account, trading account or other account opening documents, trading agreements and arrangements as, in the case of each of (i) - (ii) the Subadviser shall determine in its sole discretion is appropriate to facilitate the Fund’s trading and investing activities.

No Delegation.

Except as noted in Section 2(c)(ii), the Subadviser may not delegate all or part of the performance of duties required of it by this Agreement unless prior written approval is provided by the Adviser and the Trust’s Board, and to the extent necessary, an appropriate sub-advisory agreement or other appropriate agreement or arrangement is properly approved by the Trust, and such delegation is determined by the Trust to be made in accordance the 1940 Act and other applicable law; provided, however, that even in the event that such delegation is approved, Sub-Adviser shall always remain liable to the Adviser for its obligations in accordance with the terms hereof.

The Subadviser may subcontract its middle and back office administrative functions (including, without limitation, basic loan servicing such as administering of cash flows, waterfalls, and remittances) not related to the discretionary investment, advisory and other similar rights, powers and functions hereunder to any third party, without the prior written consent of the Adviser; provided however that the Subadviser may delegate certain of its investment advisory responsibilities to personnel of its affiliate, Ellington Management Group (UK) LLP; provided, however that: (i) such personnel shall be subject to appropriate supervision and oversight by the Subadviser; (ii) the Subadviser remains solely responsible for all of the responsibilities so delegated; and (iii) such delegation is permitted by law, rule, regulation or position of the staff of the Securities and Exchange Commission.

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity in all material respects with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as reasonably practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively), and, as soon as reasonably practical after receipt, with the reasonable instructions and directions received in writing from the Adviser or the Trustees of the Trust.  The Subadviser agrees to assist the Adviser as the Adviser may reasonably request in respect of the Fund’s compliance with the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and agrees to perform its services under this Agreement in conformity with all other federal and state laws and regulations applicable to the Subadviser (including, without limitation, laws and regulations applicable to the subadviser of a registered investment company).  Without limiting the preceding sentences, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser becomes aware of and reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations, including without limitation, maintaining its registration as an investment adviser under the Advisers Act.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent they are received by the Adviser and they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

To aid the Adviser in quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund is in compliance with the requirements of the 1940 Act, the Subadviser shall provide information the Adviser reasonably requests from the Subadviser in a timely manner in order to allow the Adviser to complete any such testing in a timely manner.  In connection with such tax compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Assets are not in compliance with such requirements noted above, the Subadviser will take prompt commercially reasonable action to bring the Assets back into compliance within the time permitted under the Code thereunder.  In connection with such 1940 Act compliance tests, the Adviser shall inform the Subadviser of any such compliance issue and the Subadviser will take prompt commercially reasonable action to rectify such compliance issue as the Adviser and Subadviser shall mutually agree.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions (if the Subadviser is not already aware of the changes) as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser, and subject to the Subadviser’s ability to allocate or reallocate the Assets.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser agrees and will ensure that the Prospectus and SAI are, and will at all times be, in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information about the Subadviser or the investment advisory services to be provided by the Subadviser relating to the Fund furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may reasonably be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement for the Fund on Form N-2 and any amendments thereto; as well as any information the Adviser may reasonably request for the purpose of compliance with Subchapter M of the Code.

Voting of Proxies; Legal Proceedings.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments that comprise the Assets.  The Subadviser shall have the power to vote or elect not to vote (as permitted by its Proxy Voting Procedures (defined below)), either in person or by proxy, all securities in which the Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act (“Proxy Voting Procedures”).  The Subadviser will provide the Trust and the Adviser or its designee, a copy of such procedure, and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-2 under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Subject to the obligation to act in a commercially reasonable manner and its duties hereunder, the Subadviser on behalf of the Fund, may, but is not required to, exercise options, conversion privileges, rights to subscribe to additional shares or other rights acquired with respect to the Assets and may, but is not required to, consent to or participate in dissolutions, bankruptcies, claims in settled class actions, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers or other changes affecting the Assets. Where the Subadviser, on behalf of the Fund, does not advise or act for the Assets in any legal proceedings or class actions, involving the Assets or issuers of securities held by the Trust or any other matter, Subadviser shall continue to monitor, and to the extent requested by the Adviser, advise Adviser in a timely manner with respect to the foregoing, including with respect to the continued holding or selling of the Assets.

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes described in this Agreement, including, without limitation, the execution of account documentation, agreements, contracts and other documents as contemplated herein and such other purposes as the Subadviser shall be requested to undertake in writing by the Adviser in connection with its management of the Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including, without limitation, purchase and sale of the Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser), dealers, or futures commodity merchants (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, neither the Trust nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Assets.  Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting an investment transaction in the Assets that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by certain Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Assets, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients over time.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its “access persons” (as defined in subsection (e) of Rule 17j-1 under the 1940 Act and referred to herein as “Access Persons”), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Assets and (ii) identifying any violations which have occurred with respect to the Assets.  The Subadviser will have also submitted its Code of Ethics for initial approval by the Trust’s Board of Trustees no later than the date of execution of this Agreement, and subsequently within six months of any material change thereto.

Books and Records.  The Subadviser shall maintain separate detailed records as are required by laws and regulations applicable to the Fund and the Subadviser (including, without limitation, records as required by laws and regulations applicable to the subadviser of a registered investment company) of all matters hereunder pertaining to the Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities or other investment transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under its record retention policies, the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying or electronic delivery promptly to the Adviser upon reasonable request during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Assets, all in such reasonable detail as the parties may reasonably agree in good faith, subject to the data to be included in such reports reasonably being available to the Subadviser.  The Subadviser will also (i) inform the Adviser in a timely manner, subject to compliance with the 1940 Act, of any changes in the portfolio managers identified in the Prospectus as responsible for the Assets and any changes in the ownership or management of the Subadviser as would be required to be reported in the Subadvisers’ Form ADV as filed with the SEC, and (ii) provide to the Adviser at least fifteen (15) days’ prior written notice, of any event or action that may constitute an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder, or a change in “control” (as that term is defined in the 1940 Act) of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Board or the Adviser (A) via telephone on a quarterly basis, and (B) in person on an annual basis, to review the Assets, the performance of the Fund, the outlook for the next quarterly or annual period, and any changes in the Subadviser’s investment strategy or personnel. The Sub-Adviser further agrees, upon the Adviser’s reasonable request, to cause certain of its personnel to attend (either telephonically or in person, at the option of Subadviser), fair value meetings of the Adviser as the Board’s valuation designee.  The Subadviser will also provide to the Adviser such additional information reasonably requested by the Adviser to enable it to review and evaluate the Subadviser’s performance in accordance the Adviser’s subadviser oversight policy.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information about the Assets or perform such additional acts with respect to the Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, any exemptive orders for relief issued by the SEC, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Assets (which instructions may be orally given if confirmed in writing and which shall include, without limitation, instructions given by the Subadviser to instruct free delivery of assets to and from the custodian banks on behalf of the Fund); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions in which case the Subadviser shall be liable for such acts or omissions solely in accordance with Section 11 hereof.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  Except as set forth in Section 6, the Subadviser shall not be responsible for the Trust’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying Assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by the Subadviser on behalf of the Fund or the Adviser.  The following shall be considered Fund expenses for purposes of the foregoing sentence: the Fund’s allocated portion of the following expenses incurred by the Subadviser in connection with the services provided to the Fund pursuant to this Agreement: (i) investment and investment-related expenses paid to third parties in connection with identifying, sourcing, evaluating, valuing, structuring (including, without limitation, tax and legal structuring), researching, conducting diligence on, monitoring, servicing, maintaining, acquiring, disposing of, or restricting investments (and potential investments), which shall include investment-related litigation expenses, investment-related travel expenses, the allocated portion of the expense of internal legal counsel of the Subadviser, and research and research-related expenses, including the allocated costs of financial and research databases, market, news and other data services (such as Bloomberg), surveys, licenses, subscriptions and publications and (ii) any legal or other expenses paid to third parties by the Subadviser in connection with the foregoing, or in connection with the organization of the Fund. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.  The Subadviser may assert any claims for expense reimbursement it may have against the Trust under Section 3 of the Advisory Agreement, and the adviser will not agree to any amendment, modification or alteration such section or waive any right of the Subadviser thereunder without the consent of the Subadviser.

Investment Analysis and Commentary.  The Subadviser will provide performance analysis and market commentary pertaining to the Fund (the “Investment Report”) during the term of this Agreement as reasonably requested by the Adviser and agreed to by the Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Investment Reports are due as soon as is reasonably practicable after the end of each time period a report is requested for, provided that the frequency of the Investment Reports shall be as agreed with the Subadviser.  The Adviser will submit all Investment Reports to Northern Lights Distributors, LLC (“NLD”) for their compliance review and NLD will submit the Investment Reports to FINRA for their review if required.  The Adviser is freely able to publicly distribute the Investment Reports on behalf of the Fund once all compliance reviews (NLD and/or FINRA) have been completed.

Compensation.

The advisory fee (“Advisory Fee”) payable by the Fund to the Adviser pursuant to the Advisory Agreement is an amount equal to 185 basis points per annum (subject to change as required by the Board, provided that any such changes are made in accordance with 1940 Act requirements) of the Fund’s average daily net assets payable monthly in arrears.  The “Net Advisory Fee”, which is the amount of the Advisory Fee minus (i) any fee waiver described in Section 6(b) below, and (ii) any other expenses agreed in writing to be shared by the parties, shall be allocated 60% to the Subadviser (the “Subadviser’s Portion”) for the services provided pursuant to this Agreement and 40% to the Adviser.

The Subadviser’s Portion will be paid monthly no later than the forty-fifth (45th) day following the end of the month to which the underlying Advisory Fee relates.  The Adviser and the Subadviser hereby agree that the Adviser may waive all or a portion of the Advisory Fee or may agree to make out of pocket payments to or on behalf of the Fund for Fund expenses, solely in accordance with an Operating Expenses Limitation Agreement with the Fund.  In connection therewith, the Subadviser agrees that the amount of any fee waivers will be deducted in determining the Net Advisory Fee for any month where Advisory Fees are waived under the Operating Expense Limitation Agreement and the Subadviser further agrees to share in the payment or reimbursement of fund expenses required to be paid or reimbursed under the Operating Expense Limitation Agreement.  The payment or reimbursement of any Fund expenses shall be payable 40% by the Adviser and 60% by the Subadviser; and the Subadviser shall pay 60% of any such out of pocket payments to the Adviser no later than the twentieth (20th) business day following notice (which notice shall include supporting documentation for the amount requested) from the Adviser; provided, however, that if the Adviser is subsequently entitled to reimbursement by the Fund for any such waived Advisory Fees or out of pocket payments in accordance with the reimbursement provisions of the Operating Expense Limitation Agreement, the Adviser shall pay the Subadviser’s Portion of any such reimbursement amount to which the Adviser is entitled to the Subadviser no later than the forty-fifth (45th) business day following the end of the month in which the Adviser becomes entitled to receive such reimbursement.

Exclusivity.  During the term of this Agreement, neither the Adviser nor Subadviser will advise, subadvise, or license a Competing Fund without the prior written consent of the other party. The Subadviser’s obligations under this Section 7 will continue (a) for a period of 18 months following Subadviser’s notice of termination under Section 12(b)(iii), (b) for a period of 18 months following notice of termination by Adviser under Section 12(b)(ii), and (c) for a period of 6 months following Subadviser’s notice of termination for Good Reason pursuant to Section 12(b)(iv)(B). For the avoidance of doubt, in the event that this Agreement is terminated other than following the notices set forth in the preceding sentence, Subadviser shall not be subject to any restrictions in connection with a Competing Fund.  For the purposes of this Agreement, “Competing Fund” shall mean any other closed-end investment company registered under the 1940 Act using an investment strategy that is the same as or substantially similar to the strategy used by the Fund, other than investment companies advised or sub-advised by a Party prior to the date of this Agreement.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder[, and the information contained therein is true and correct in all material respects; and

Subadviser acknowledges that it received a copy of Adviser’s Form ADV prior to the execution of this Agreement.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is true and correct in all material respects;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement; and

The Fund has procedures in place which comply with all relevant anti-money laundering and privacy laws, rule and regulations applicable to it, and any solicitations and other activities by or on behalf of the Fund, or the Adviser in connection with the Fund, have been and will be conducted in accordance with such laws, rules and regulations.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material respects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its commercially reasonably efforts in rendering its services in accordance with the terms of this Agreement.  In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, managers, directors, members and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including, without limitation, for any losses that may be sustained in the purchase, holding or sale of Assets.

In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, each of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Assets.

Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification.  The Subadviser shall indemnify the Adviser and the Trust, and their respective Affiliates and Controlling Persons for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Adviser and/or the Trust and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Adviser shall not be liable to the Subadviser for indirect, punitive, special or consequential damages arising out of this Agreement.

The Subadviser may asset any claims for indemnification it may have against the Trust under Section 9(c) of the Management Agreement, and the Adviser will not agree to any amendment, modification or alteration such section or waive any rights of the Subadviser thereunder without the consent of the Subadviser.
The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

The Adviser and the ETrust shall not be liable to the Subadviser for acts of the Adviser which result from acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

Term and Termination.

Term.  Unless sooner terminated, the term of this Agreement shall continue for an initial period of two years following the date upon which the Fund commences investment operations (the “Initial Term”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, the term of this Agreement may be terminated with respect to the Fund, without payment of any penalty:

At any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Subadviser;

By either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach;

 By either party hereto after the third anniversary of the date hereof upon at least 120 days’ written notice to the other party; or

By the Subadviser at any time on 120 days’ notice if (A) the Fund does not reach $75 million in net asset value on or prior to the date which is 24 months following the inception date of the Class I Shares of the Fund (no front-end load and no sales and distribution fee) and the Class I Return (as defined below) is at least 5.50% for the time period ending on such date; (B) the Fund does not reach $250 million in net asset value on or prior to the date which is 36 months following the inception date of the Class I Shares of the Fund and the Class I Return is at least 5.50% for the time period ending on such date; (C) the expense cap included in the Operating Expense Limitation Agreement referred to in Section 6(b) is reduced below 50 basis points without the Subadviser’s consent;  (D) the Advisory Fee under the Management Agreement is reduced below 185 basis points per annum without the Subadviser’s consent; (E) the Fund’s offer to repurchase between 5% to 25% of its outstanding shares in any quarter pursuant to Rule 23c-3 of the 1940 Act is set higher than 5% for any quarter without the Subadviser’s consent; or (F) the Fund makes a fundamental change to its investment objective, investment policies or target assets without the consent of the Subadviser  (each of clauses (A) through (F) “Good Reason”).  “Class I Return” shall mean the net return to the Class I shares of the Fund computed on an annualized basis for the period commencing on the inception date of such share class and ending on the relevant date and assuming reinvestment of all distributions.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and the term shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Non-Circumvention.  The Subadviser hereby warrants to the Adviser, that if either (i) the Advisory Agreement is terminated by the Board or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (ii) if the term of the Advisory Agreement expires due the failure of the Board or a majority of the outstanding voting securities of the Fund to approve a continuance of the term, in either case for any reason or reasons not relating to (A) breach of contract by the Adviser, (B) failure of the Adviser to maintain its status as an SEC-registered investment adviser, or (C) the Adviser becoming subject to solicitor disqualifying events specified under Rule 206(4)-3(a)(1)(ii) under the Advisers Act, the Subadviser will not serve as adviser or subadviser to the Fund in the future.

The provisions of Sections 6 (to the extent relating to services provided by the Subadviser prior to the termination of the Agreement), 7, 11, 12(c), 14, 16 (for the period specified therein), 17, 18 and 19 shall survive any termination or expiration of the term of this Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser during the term of this Agreement in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and prior approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner.  Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.  It is understood that the name of Subadviser, and any derivatives thereof or logos associated with that name, is the valuable property of the Subadviser and its affiliates, and that Adviser only has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement and only for so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Adviser shall promptly, and shall cause the Fund to promptly, (i) cease to use the name of the Subadviser (or any derivative or logo) in the name of the Fund and (ii) remove the name of the Subadviser (or any derivative or logo) from any written marketing materials, the Prospectus, the SAI and all associated documents and materials distributed to the public.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, during the term of this Agreement and for a one year period following its termination, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed.  The party independently developed such information.

In addition, except as permitted by this Section 16, the Subadviser, the Adviser and their respective officers, directors and employees (i) will not disclose the Fund’s portfolio holdings other than (A) to the Board, and to the extent they have a need tgo know such information, the Fund’s service providers, or prospective service providers or credit providers; (B) as required pursuant to applicable law or regulation or expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities; and (C) to persons performing due diligence on the Fund who have agreed in writing to keep such information confidential, without the prior written consent of: (x) in the case of the Subadviser’s request to disclose information, the Adviser or the Fund’s Chief Compliance Officer, and (y) in the case of the Adviser’s request to disclose information, the Subadviser, and (ii) are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on material non-public information about the Fund’s portfolio holdings.  Notwithstanding anything contained herein to the contrary, the Subadviser shall be entitled to use, for all purposes permitted under applicable law, without the consent of the Trust or the Adviser, the performance track record generated by the management of the Trust by the Subadviser.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by electronic mail with acknowledgment of receipt, to the parties at the following addresses, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

Ellington Global Asset Management, LLC
53 Forest Avenue, Suite 301
Old Greenwich, CT  06870
Attn:  General Counsel
Phone: (203) 698-1200
Email: legalnotices@ellington.com

If to the Adviser:

Princeton Fund Advisors, LLC
8500 Normandale Lake Blvd., Suite 1900
Minneapolis, MN  55437
Attn:  Michael L. Sabre
Phone: (952) 897-5395
Email: Michael.Sabre@elevationpoint.com

Dispute Resolution.  To the extent not inconsistent with applicable law, the Adviser and Subadviser agree to submit any material dispute to arbitration by the American Arbitration Association (“AAA”) in accordance with its rules then prevailing.  However, the Adviser and Subadviser agree that forum shall be the city of the non-complaining party.  Additionally, the Adviser and Subadviser acknowledge that by agreeing to dispute resolution under arbitration (i) each party is giving up the right to sue the other in court, including the right to a trial by jury, except as provided by the rules of the AAA in the arbitration forum in which a claim is filed; (ii) arbitration awards are generally final and binding and a party’s ability to have a court reverse or modify an arbitration award is very limited; (iii) the ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings; (iv) the arbitrators do not have to explain the reason(s) for their award; (v) the arbitrator or panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) the rules of AAA in some arbitration forums may impose time limits for bringing a claim in arbitration, yet in some cases, a claim that is ineligible for arbitration may be brought in court; and (vii) the rules of the AAA and the forum in which the claim is filed, and any amendments thereto, shall be incorporated into this Agreement.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices and any separate agreement between the parties contemplated by Section 6 hereof relating to expense sharing, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:

Princeton Fund Advisors, LLC

By:__________________________________ Name: Greg Anderson Title: Chief Executive Officer

SUB-ADVISER:

Ellington Global Asset Management, LLC

By:__________________________________ Name: Laurence E. Penn Title: Vice-Chairman

8500 Normandale Lake Blvd., Suite 1900
Minneapolis, MN 55437

ELLINGTON INCOME OPPORTUNIITES FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints MICHAEL SABRE, RYAN KIMBREL and BRETT WITZKE, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Ellington Income Opportunities Fund (the "Fund") to be held at the offices of Princeton Fund Advisors, LLC on February 18, 2026 at 10:30 a.m., Central time, and at any and all adjournments thereof, all shares of beneficial interest of the Ellington Income Opportunities Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Fund and Princeton Fund Advisors, LLC, (ii) the new sub-advisory agreement between Princeton Fund Advisors, LLC and Ellington Global Asset Management LLC and (iii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE INVESTMENT ADVISORY AGREEMENT (ii) THE INVESTMENT SUB-ADVISORY AGREEMENT AND (iii) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature Date

____
Signature of Joint Shareholder Date

▲ *FOLD HERE PLEASE DO NOT TEAR* ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

A copy of the Proxy Statement and sample Proxy Ballot are available online at: vote.proxyonline.com/ellington/docs

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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